Exhibit 99.1

Sigma Designs, Inc. Announces Major Restructuring Actions to Accelerate the Return to Profitability

Restructuring Will be in the Connected Smart TV Platforms Business

Fremont, CA – October 11, 2017 — Sigma Designs, Inc.® (NASDAQ: SIGM), a leading provider of intelligent system-on-chip (SoC) solutions for Connected Smart TV Platforms and Internet of Things (IoT) Devices, today announced restructuring activities intended to refocus its operating expenses and accelerate the return to profitability. These actions, which will focus on streamlining the Company’s Connected Smart TV Platforms business will commence in the second half of October 2017 and are expected to be fully implemented by the end of the fourth quarter of fiscal year 2018, ending February 3, 2018. Sigma currently estimates that these actions will result in lowering quarterly non-GAAP operating expenses from approximately $26 million in the second quarter of fiscal 2018, ended July 29, 2017, to an approximate $17 million to $18 million starting in fiscal year 2019. The Company anticipates these activities will reduce annual fiscal year 2019 non-GAAP operating expenses by approximately $34 million from expected fiscal year 2018 levels.

Management Comment

“As part of our business review, we have decided that in the near-term, the most prudent action is to significantly reduce expenses,” said Thinh Tran, President and CEO of Sigma Designs, Inc. “This will not only bring expenses in line with our current revenue levels, but we believe it will also improve our ability to pursue other strategic alternatives. I recognize this will be a difficult transition period for the Sigma team. However, I am confident these actions will deliver the improved financial performance that our shareholders expect while continuing to support our existing major customers."

Restructuring Plan Activities Include:

Restructuring will result in, among other things, reducing headcount of between 200 to 250 positions worldwide and the consolidation of certain facilities.

The Company expects to incur total one-time charges for severance and lease termination of approximately $8 million to $10 million over the third and fourth quarters in the current fiscal year. The Company expects all other restructuring and restructuring-related charges to be between $5 million to $7 million, which includes estimated asset impairment charges and other costs.

In addition, the Company is continuing with its strategic alternatives review process.

Sigma Designs does not plan to hold a conference call in association with the information in this news release. The Company will provide an update on these actions when it determines that further disclosures are appropriate.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Sigma reports non-GAAP financial measures, as Sigma believes that evaluating its ongoing operating results may be difficult if limited to reviewing only GAAP financial measures. Non-GAAP financial measures are not a substitute for financial information prepared in accordance with GAAP.  Therefore, non-GAAP financial measures should not be considered in isolation, but should be considered together with the most directly comparable GAAP financial measures and the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financials measures.  The Company presents non-GAAP financial measures to provide investors with an additional tool to evaluate its operating results in a manner that focuses on what management believes to be its core, ongoing business operations. Furthermore, non-GAAP financial measures used by the Company may not be the same non-GAAP financial measures as those utilized by other companies; specifically, non-GAAP financial measures used by the Company may be calculated differently than other companies. Investors should, therefore, exercise caution when comparing non-GAAP financial measures used by Sigma to similarly titled non-GAAP financial measures of other companies. Sigma intends to calculate the various non-GAAP financial measures in future periods consistent with how they were calculated for the periods presented within this press release.

In this press release, Sigma has provided its future expectations as to non-GAAP operating expenses. These estimated future non-GAAP operating expenses exclude amortization of acquired intangibles, stock-based compensation, impairment of purchased IP, mask sets and design tools, and estimated one-time restructuring charges. The tax amounts included in these estimated future non-GAAP operating expenses approximate Sigma’s operating cash tax expense, similar to the liability reported on Sigma’s tax returns. With respect to the non-GAAP operating expenses expectations provided in this press release, quantitative reconciliation to the most directly comparable GAAP financial measure is not feasible, because unpredictable fluctuations in Sigma’s stock price makes it difficult to accurately estimate future stock-based compensation expenses that are excluded from these non-GAAP financial measures. Sigma expects that the variability of the above charges may have a significant and unpredictable impact on Sigma’s future GAAP financial results.

Sigma believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Sigma also believes the non-GAAP measures provide useful supplemental information for investors to evaluate Sigma’s operating results in the same manner as the research analysts that follow Sigma’s progress, all of whom present non-GAAP projections in their published reports.

Sigma uses non-GAAP measures to evaluate and assess its performance and operating results on a consistent basis, and to measure and compare its performance with the financial projections published by analysts as well as its direct competitors in the industry, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial results. For example, Sigma’s management has no control over certain variables that have a major influence in the determination of stock-based compensation. These variables include the volatility of its stock price and changing interest rates. Sigma believes that all of these excluded expenses in its non-GAAP financial measures may not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in Sigma’s GAAP financial results in the foreseeable future. Sigma believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with past reports and provides a better understanding of the overall performance of the business and its ability to perform in subsequent periods.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934, including but not limited to statements about the expected impact of the proposed restructuring to Sigma’s operating expenses in the future, the anticipated amount of the one-time restructuring charges that Sigma expects to incur as a result of the restructuring, the potential impact of this restructuring on Sigma’s ability to pursue other strategic alternatives, the overall impact these restructuring activities are expected to have on Sigma’s financial performance, Sigma’s ability to support its existing customers and Sigma’s continued review of strategic alternatives.

The forward-looking statements in this press release involve risks and uncertainties, actual results may differ materially from those referred to in these forward-looking statements due to a number of factors, including but not limited to: the risk that, Sigma incurs unanticipated costs as it implements its restructuring plan, Sigma’s inability to recognize the anticipated costs savings in the expected period, or at all, adverse consequences to Sigma’s business as a result of these restructuring activities, including an adverse impact on Sigma’s sales efforts, customer relationships and relations with employees that remain with Sigma; the ability of Sigma to identify and execute strategic alternatives, the risk that its review of strategic alternatives, including these restructuring activities, may have unintended consequences, such as the distraction of management, the loss of one or more customers and a negative impact on the retention of employees; the effect these restructuring activities may have on product introductions and transitions; and the impact of significant competition in an industry that experiences rapid technological changes and advancements. These and other risks that could affect Sigma’s financial results and the success of these restructuring activities are set forth in the “Risk Factors” section of Sigma’s public reports filed with the Securities and Exchange Commission at www.sec.gov, including its Form 10-K for the fiscal year ended January 28, 2017 filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Sigma undertakes no obligation to publicly release or otherwise disclose the result of any revision to these forward-looking statements that may be made as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Sigma Designs and Z-Wave are registered trademark of Sigma Designs, Inc. in the United States and other countries.

About Sigma Designs, Inc.

Sigma Designs, Inc.® (NASDAQ: SIGM) is a world leader in enabling smart home convergence. The Company designs and builds the essential semiconductor technologies that serve as the foundation for the world’s leading Connected Smart TV platforms and Internet of Things (IoT) for smart home devices. For more information about Sigma Designs, please visit: www.sigmadesigns.com.

Investor Relations Contacts:

Jim Fanucchi

Darrow Associates, Inc.

(408) 404-5400

IR@sigmadesigns.com

Elias Nader, CFO, SVP and Corporate Secretary

Sigma Designs, Inc.

IR@sigmadesigns.com